UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)
November 25, 2003

Commission file number 1-12665

AFFILIATED COMPUTER SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	51-0310342

(State or other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2828 NORTH HASKELL
DALLAS, TEXAS 75204
(Address of principal executive offices)
(Zip Code)

(214) 841-6111
(Registrant’s telephone number, including area code)

ITEM 7. EXHIBITS:

(c) Exhibits

The following Exhibit is furnished pursuant to Item 9 and should not be deemed to be filed under the Securities Exchange Act of 1934.

Exhibit No.	Exhibit

99.1	Affiliated Computer Services, Inc. Press Release dated November 25, 2003.

ITEM 9. REGULATION FD DISCLOSURE

On November 25, 2003, the Registrant announced that it has closed the divestiture of a portion of its federal business to Lockheed Martin (NYSE: LMT) and the acquisition of Lockheed Martin’s commercial information technology (IT) business. The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated November 25, 2003, a copy of which is furnished herewith as Exhibit 99.1. Pursuant to the rules and regulations of the Securities and Exchange Commission, such press release and the information set forth therein is deemed to be furnished and shall not be deemed to be filed under the Securities Exchange Act of 1934.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2003

Affiliated Computer Services, Inc.

By:	/s/Warren D. Edwards

Warren D. Edwards Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Affiliated Computer Services, Inc. Press Release dated November 25, 2003.